Exhibit 10.2

FIRST FINANCIAL SERVICE CORPORATION

2012 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PROGRAM

Restricted Stock Award Agreement

First Financial Service Corporation ("the Company") grants as of _________________, 20___ (the "Grant Date") to ______________________________________ (the "Director" or "you") the number of shares set forth below, of the common stock of the Company under the Company’s 2012 Non-Employee Director Equity Compensation Program ("Program") and its 2006 Stock Option and Incentive Compensation Plan (“Plan”). Copies of the Program and the Plan are attached, and any capitalized terms used but not defined in this Agreement shall have the meaning given them in the Program or the Plan, as the case may be.

Grant of Award. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to you a Restricted Stock Award in the amount of ____ shares of Stock (the "Shares"). These shares will be issued to you after you sign this Agreement, but are subject to forfeiture if you terminate employment with the Company.

Restriction Period. The Restricted Stock will vest at the close of business on the day immediately preceding the first anniversary of the Award Date stated above, provided you continue to serve as a member of the Board as of the date of vesting. However, your Restricted Stock will become fully vested if there is a Change in Control of the Company as defined in the Plan.

Taxation of Award. Your Restricted Stock will be taxable when it vests, at the value on the vesting date. See the attachment to this Agreement explaining your option to include the value of the shares in income within 30 days of the Grant Date. If you wish to make this election, please check below.

☐ I elect to make an 83(b) tax election to include the value of Shares granted to me in income now.

Transfer Restrictions. Until such time as the Shares become vested as set forth above, the Shares shall not be transferred, pledged or disposed of except by will or the laws of descent and distribution, and are subject to forfeiture in accordance with this Agreement, the Program and the Plan.

Acknowledgments. By signing below, you acknowledge that you have received a copy of the Program and the Plan, and you hereby accept the Shares subject to all the terms and provisions of the Program and the Plan.

FIRST FINANCIAL SERVICE CORPORATION

By:
Director

Date:	Date:

Important Information About Section 83(b) Election to Include Value of Restricted Stock Grant in Income at Grant Date:

As a recipient of a restricted stock grant under the First Financial Service Corporation Amended and Restated 2006 Stock Incentive Plan, you may make an election (called an "83(b) election") to recognize compensation income when the stock is granted, even though the stock is then subject to a risk of forfeiture (vesting). Making an 83(b) election causes current taxation of the fair market value of the stock granted, and withholding taxes are immediately due.

By making an 83(b) election, any later appreciation in the stock will be taxed as capital gain income, and your holding period for capital gain purposes will begin on the date of taxation. An 83(b) election must be made, if at all, within 30 days after the transfer of the stock to you.

The downside of making an 83(b) election is that the election is generally irrevocable. Also, if you forfeit the stock, you may not receive any deduction for the amount previously included in income.

To the extent an 83(b) election is not made, the Company will be treated as the owner of the stock that continues to be subject to restriction for tax purposes, so any dividends will be treated as compensation paid to you by the Company.

ELECTION TO INCLUDE VALUE

OF RESTRICTED STOCK AWARD IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

__________________________ [insert date]

The undersigned hereby elects, under IRC Section 83(b) to include in gross income, as compensation for services, the excess of the fair market value at the time of transfer of the property described below over the amount paid for such property.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.          The name, address and social security number of the undersigned:

Name: __________________________

Address: ________________________________________________

________________________________________________________

_________________________________________________________

SSN: __________________________________

2.          The property with respect to which the election is being made is common stock of First Financial Service Corporation

3.          The property was transferred on _____________________________ [insert date]. The taxable year for which election is made is calendar year 20____.

4.          The nature of the restrictions or risks of forfeiture to which the property is subject is that if the undersigned ceases to serve as a director of the Company or its subsidiary, the undersigned's unvested restricted stock will be forfeited. The undersigned vests in the property at the close of business on the day immediately preceding the first anniversary of the above stated date on which the property was transferred, or upon a change in control as defined in the Company’s 2006 Stock Option and Incentive Compensation Plan.

5.          The fair market value of property at the time of transfer (determined without regard to any lapse restriction) was $_____________.

6.          The taxpayer received the property solely for the performance of services.

7.          Copies of this statement have been have been furnished, as required by Reg 1.83-2(d), to First Financial Service Corporation and its subsidiary for which the services were performed.

[Signature]

Instructions for Filing: File this statement within 30 days from the Grant Date with IRS at the address you will use to file your 1040 for the tax year involved as stated in item 3 above, AND file it with your tax return for that year.